Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

Fremont General Corporation		Case Number:	8:08-bk-13421

		Operating Report Number:	16

	Debtor	For the Month Ending:	30-Sep-09
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)			24,707,908

2.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			24,704,739

3.	BEGINNING BALANCE:			3,170

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing		—

	Accounts Receivable — Pre-filing		—

	General Sales		—

	Other (Specify)	Transfers from Money Market Acct	764,000

	TOTAL RECEIPTS THIS PERIOD:			764,000

5.	BALANCE:			767,170

6.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)			—

	Disbursements (from page 2)			764,574

7.	ENDING BALANCE:			2,595

8.	General Account Number(s):		Well Fargo # xxxxxx1638 (2)

	Depository Name & Location:		Wells Fargo Bank — Pasadena Commercial Banking
			350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.
IA

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
9/2/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		$820	$820
9/2/2009	wire	Barney Northcote	Director Fees		5,833	5,833
9/2/2009	wire	John Charles Loring	Director Fees		5,833	5,833
9/2/2009	wire	David S. Depillo	Director Fees		5,833	5,833
9/2/2009	wire	Robert Shackleton	Director Fees		5,833	5,833
9/2/2009	wire	Mark Schaffer	Director Fees		5,833	5,833
9/2/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		10,373	10,373
9/2/2009	wire	KPMG Corporate Finance LLC	Professional fees		25,086	25,086
9/2/2009	wire	FTI Consulting	Professional fees		71,057	71,057
9/2/2009	wire	Patton Boggs LLP	Professional fees		103,788	103,788
9/2/2009	6000000460	LA Fine Arts	A/P vendor payments		330	330
9/2/2009	6000000461	Stephen H. Gordon	Director Fees		5,833	5,833
9/9/2009	wire	Solon Group, Inc.	Professional fees		5,252	5,252
9/9/2009	wire	Bocarsly Emden Cowan	Professional fees		7,141	7,141
9/9/2009	6000000462	Iron Mountain Records Mgmt Inc	A/P vendor payments		861	861
9/9/2009	6000000463	Mellon Investor Services LLC	A/P vendor payments		2,824	2,824
9/16/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		985	985
9/16/2009	wire	Kurtzman Carson Consultants	Professional fees		10,586	10,586
9/16/2009	wire	Ernst & Young	Professional fees		38,800	38,800
9/16/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		163,121	163,121
9/16/2009	6000000464	Bloomberg	A/P vendor payments		627	627
9/16/2009	6000000465	Iron Mountain Records Mgmt Inc	A/P vendor payments		5,355	5,355
9/16/2009	6000000466	West Payment Center	A/P vendor payments		3,656	3,656
9/21/2009	wire	Wells Fargo	Client Analysis Service Charge		2,991	2,991
9/23/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		610	610
9/23/2009	wire	Bocarsly Emden Cowan	Professional fees		2,250	2,250
9/23/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		92,000	92,000
9/23/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		135,565	135,565
9/23/2009	6000000467	Iron Mountain Records Mgmt Inc	A/P vendor payments		400	400
9/23/2009	6000000468	William M. Stern	OEC Member — Travel Expense Reimbursement		1,451	1,451
9/30/2009	wire	Solon Group, Inc.	Professional fees		38,363	38,363
9/30/2009	6000000469	Mellon Investor Services LLC	A/P vendor payments		5,283	5,283
						—
						—

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$764,574	$764,574

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.
IA p2

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	9/30/2009	Balance on Statement:	$11,330

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
6000000451	7/29/2009	2,000
6000000468	9/23/2009	1,451
6000000469	9/30/2009	5,283
TOTAL OUTSTANDING CHECKS:			$8,734

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$2,595

IA p3

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR REPORTS	38,131,160

2.	LESS:TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS	10,785,363

3.	BEGINNING BALANCE:	27,345,796

4.	RECEIPTS DURING CURRENT PERIOD:
	Transferred from General Account	—

	Interest Income	2,655

	TOTAL RECEIPTS THIS PERIOD:	2,655

5.	BALANCE:	27,348,451

6.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 5)	764,000

	Disbursements (from page 5)	3,370

7.	ENDING BALANCE:	26,581,081

8.	COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

	Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
		350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105
IB

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
9/2/2009	wire	Fremont General Corporation	Bank account transfer	$246,000		$246,000
9/9/2009	wire	Fremont General Corporation	Bank account transfer	16,000		16,000
9/16/2009	wire	Fremont General Corporation	Bank account transfer	223,000		223,000
9/21/2009	wire	Wells Fargo	Client Analysis Service Charge		3,370	3,370
9/23/2009	wire	Fremont General Corporation	Bank account transfer	236,000		236,000
9/30/2009	wire	Fremont General Corporation	Bank account transfer	43,000		$43,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$764,000	$3,370	$767,370

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.
IB p2

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	9/30/2009	Balance on Statement:	$26,581,081

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$26,581,081

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment
IB p3

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	September 30, 2009
	Gross Sales Subject to Sales Tax:	—

	Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:

	TOTAL:	—	—

II-III

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD: 9/30/2009
(Provide a copy of monthly account statements for each of the below)

	General Account:		2,595
	Money Market Account:		26,581,081
	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:
	Petty Cash (from below):		—
TOTAL CASH AVAILABLE:				26,583,676

Petty Cash Transactions:

Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:			N/A	—

(1)	The Debtor’s payroll account has been closed.
ID

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	41,318	—	—
31 - 60 days	—	—	—
61 - 90 days	—		—
91 - 120 days	—		—
Over 120 days	6,273	118,819

TOTAL:	47,591	118,819	—

V. INSURANCE COVERAGE

				Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Policy Expiration Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-10/01/09	10/1/09
Continental Casualty	Excess D&O	15,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess D&O	15,000,000	4/01/09-10/01/09	10/1/09
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-10/01/09	10/1/09
Allied World Natl	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Liberty Mutual	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Navigators Ins.	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Westchester Surplus	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Platte River	Excess D&O	10,000,000	4/01/09-10/01/09	10/1/09
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-10/01/09	10/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-10/01/09	10/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-10/01/09	10/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-10/01/09	10/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-1/01/10	1/1/10
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-1/01/10	1/1/10
Federal Insurance	Errors & Omissions	5,000,000	4/01/09-10/01/09	10/1/09
U.S. Specialty	Excess E&O	5,000,000	4/01/09-10/01/09	10/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10
IV, V, VI

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Still Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750	15-Jul-2009	9,750	—
September 30, 2009	2,677,616	9,750		—	9,750
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		45,501		35,751	9,750

IV, V, VI

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month

No compensation disbursements made to insiders during the period.
VIII.SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During
Name of Insider	Compensation	Description	the Month

Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
John Charles Loring	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833
VII - VIII

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	9/30/09	6/19/08-9/30/09
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—
Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—
Compensation- regular (intercompany allocation)	110,149	2,041,454
Compensation- group insurance		—
Compensation- 401(k)/ESOP/Incentive	629	(1,706,334)
Occupancy	1,191	508,926
Payroll Taxes		—
Other Taxes (Itemize)		—
Information systems	5,755	39,722
Advertising and promotion		23,635
Telecom		(115)
Travel		2,670
Printing and supplies	1,595	30,892
Postage		(29,156)
All other	50,927	353,036
Depreciation and Amortization	287	22,405
Rent Expense — Real Property		—
Lease Expense — Personal Property		—
Insurance	163,260	2,512,397
Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	333,793	3,799,532

Net Gain/(Loss) from Operations	(333,793)	(3,799,532)

Non-Operating Income:
Interest Income	2,655	225,096
Net Gain on Sale of Assets (Itemize)		—
Other — Equity in Earnings of Subsidiaries	(11,505,232)	118,283,371
Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(11,502,577)	118,433,191

Non-Operating Expenses:
Interest Expense (1)	23,914	368,276
Legal and Professional (Itemize) (2)	751,933	13,457,459
Other (Itemize)	—	—

Total Non-Operating Expenses	775,847	13,825,735

NET INCOME/(LOSS)	$(12,612,217)	$100,807,924

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.
IX

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$26,622,039
Accounts Receivable	118,819
Intercompany Receivable	609,039
Prepaid Expenses	2,956,403
Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,975,708
Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		45,374,785
Property, Plant, and Equipment	168,996
Accumulated Depreciation/Depletion	(16,635)

Net Property, Plant, and Equipment		152,361
Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,928
Investment in Subsidiary	402,866,396

Total Other Assets		402,881,324

TOTAL ASSETS		$448,408,470

LIABILITIES
Post-petition Liabilities:
Accounts Payable	47,591
Accruals (1)	2,751,539
Taxes Payable	—
Professional fees	—
Accrued Interest Payable	—
Other	10,299,491

Total Post-petition Liabilities		13,098,621

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—
Unsecured Liabilities (1)	378,043,213

Total Pre-petition Liabilities		378,043,213

TOTAL LIABILITIES		391,141,834

EQUITY:
Pre-petition Owners’ Equity	(53,779,013)
Post-petition Profit/(Loss)	100,807,924
Direct Charges to Equity	10,237,725

TOTAL EQUITY		57,266,636

TOTAL LIABILITIES & EQUITY		$448,408,470

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.
X

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑	☐

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☑	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization.
During the reporting period, both the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders filed multiple revised and amended versions of their respective competing chapter 11 plans and disclosure statements. The most recent versions of those documents were filed, pursuant to the Bankruptcy Court’s ruling at a hearing on September 17, 2009, on September 30, 2009 [see Docket Nos. 1055-1058 (Creditors Committee’s revised materials), 1060-1062 (Equity Committee’s revised materials) & 1082 (Errata to the Equity Committee’s materials)].

4.	Describe potential future developments which may have a significant impact on the case:
A further hearing is scheduled for October 14, 2009 regarding the two official committees’ respective disclosure statements and the Creditors Committee’s further modified motion to establish certain plan solicitation and confirmation procedures [see, most recently, Docket Nos. 1092 & 1094].Depending on the specifics of the Bankruptcy Court’s ruling at that further hearing, the Debtor anticipates that the process of soliciting votes on one or both of the proposed plans will begin in October 2009.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑	☐

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.
XI